UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Carnegie Center, Suite 150 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 847-0360

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	CLII.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLII	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On January 21, 2021, Climate Change Crisis Real Impact I Acquisition Corporation, a Delaware corporation (“CRIS”), and CRIS Thunder Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of CRIS (“SPAC Sub”), entered into a business combination agreement (as the same may be amended from time to time, the “Business Combination Agreement”) with EVgo Holdings, LLC, a Delaware limited liability company (“Holdings”), EVgo HoldCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdings (the “Company”) and EVGO OPCO, LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdings (“OpCo” and, together with Holdings and the Company, the “EVgo Parties”). The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “business combination.”

Structure of the Business Combination

Pursuant to the Business Combination Agreement, at the closing of the business combination (the “Closing”) on the date the transactions are consummated (the “Closing Date”):

(i)	CRIS will contribute all of its assets to SPAC Sub, including but not limited to (1) an amount of funds equal to (A) funds held in the trust account (the “Trust Account”) established by CRIS in connection with its initial public offering (the “IPO”) (net of any amounts paid to holders of shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”) of CRIS who elect to redeem their shares (the “Redemption Amount”) and the payment of any deferred underwriting fees from the IPO), plus (B) net cash proceeds from the PIPE (as defined below), plus (C) any cash held by CRIS in any working capital or similar account, less any transaction expenses of CRIS and the EVgo Parties; and (2) a number of newly issued shares of Class B common stock, par value $0.0001 per share (the “Class B common stock” and, together with the Class A common stock, “common stock”) of CRIS equal to the number of units of OpCo (“OpCo Units”) to be issued to Holdings (the “Holdings OpCo Units”) under the Business Combination Agreement, which will be equal to the quotient obtained by dividing (x) $1,958,000,000 by (y) $10.00 (such shares, the “Holdings Class B Shares” and such transaction, the “SPAC Contribution”);

(ii)	immediately following the SPAC Contribution, Holdings will contribute to OpCo all of the issued and outstanding limited liability company interests of the Company and, in connection therewith, (1) OpCo will be recapitalized as set forth in the OpCo A&R LLC Agreement (as defined below), and (2) OpCo will issue to Holdings the Holdings OpCo Units (such transactions, the “Holdings Contribution”);

(iii)	immediately following the Holdings Contribution, SPAC Sub will transfer to Holdings the Holdings Class B Shares and the right to enter into the Tax Receivable Agreement (as defined below) (such transactions, the “SPAC Sub Transfer”); and

(iv)	immediately following the SPAC Sub Transfer, SPAC Sub will contribute to OpCo all of its remaining assets in exchange for the issuance by OpCo to SPAC Sub of the number of OpCo Units equal to the number of shares of Class A common stock issued and outstanding after giving effect to the business combination and the PIPE (the “Issued OpCo Units”) (the “SPAC Sub Contribution”).

Following the Closing, the combined company will be organized in an “Up-C” structure in which the business of the Company and its subsidiaries (“EVgo”) will be held by OpCo and will continue to operate through the subsidiaries of the Company, and in which CRIS’s only direct assets will consist of equity interests in SPAC Sub, which, in turn, will hold only the Issued OpCo Units. OpCo’s only direct assets will consist of its equity interests in the Company. Immediately following the Closing, CRIS, through SPAC Sub, is expected to own between approximately 26.0% and 22.9% of the OpCo Units, and SPAC Sub will control OpCo as the sole managing member of OpCo in accordance with the terms of the amended and restated limited liability company agreement of OpCo to be entered into in connection with the Closing (the “OpCo A&R LLC Agreement”). OpCo will own all of the equity interests in the Company. Upon the Closing, CRIS will change its name to “EVgo Inc.” Holdings will hold the Holdings OpCo Units and a corresponding number of shares of Class B common stock.

The amount of cash to be contributed by SPAC Sub to OpCo at the closing of the business combination is estimated to be between $574.9 million and $470.6 million. Immediately following the business combination, Holdings will hold 195,800,000 OpCo Units, representing an expected 74.0% to 77.1% of the total outstanding OpCo Units. Holdings will also hold a number of shares of Class B common stock equal to the number of OpCo Units held by it. The final amount of cash that will be contributed by SPAC Sub to OpCo is dependent on the amount of funds remaining in the Trust Account following any redemptions of Class A common stock and the final transaction expenses.

Each Holdings OpCo Unit, together with one share of Class B common stock, will be redeemable, subject to certain conditions, for either one share of Class A common stock, or, at OpCo’s election, the cash equivalent to the market value of one share of Class A common stock, pursuant to and in accordance with the terms of the OpCo A&R LLC Agreement.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made representations, warranties and covenants that are customary for transactions of this nature.

Conditions to Closing

The obligations of the EVgo Parties, CRIS and SPAC Sub to consummate the business combination are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of each of the following mutual conditions:

●	the business combination and related proposals shall have been approved and adopted by the requisite affirmative vote of the stockholders of CRIS in accordance with the proxy statement to be filed by CRIS in connection with the business combination, the General Corporation Law of the State of Delaware, CRIS’s existing amended and restated certificate of incorporation and the rules and regulations of the New York Stock Exchange (the “NYSE”);

●	no governmental authority shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the business combination illegal or otherwise prohibiting consummation of the business combination;

●	all filings, notifications, or other submissions required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), shall have been made and any applicable waiting period (and any extension thereof) applicable to the consummation of the business combination under the HSR Act shall have expired or been terminated;

●	the shares of Class A common stock to be issued in connection with the business combination (including all shares of Class A common stock issuable upon the conversion of the shares of Class B common stock and OpCo Units issued in the business combination, as set forth in the OpCo A&R LLC Agreement and the second amended and restated certificate of incorporation of CRIS to be adopted in connection with the Closing (the “Proposed Charter”) shall be listed on the NYSE or Nasdaq Stock Market (“Nasdaq”), as mutually agreed to by the parties, as of the Closing Date; and

●	CRIS shall have at least $5,000,001 of net tangible assets after giving effect to the PIPE and following the exercise of redemption rights by CRIS’s public stockholders in accordance with CRIS’s existing amended and restated certificate of incorporation.

The obligations of CRIS and SPAC Sub to consummate the business combination are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

●	the representations and warranties of the Company contained in the sections titled (a) “Organization and Qualification; Subsidiaries,” (b) “Authority Relative to this Agreement” and (c) “Brokers” in the Business Combination Agreement shall each have been true and correct in all material respects as of the date of the Business Combination Agreement and as of the Closing Date, except to the extent that any such representation or warranty expressly was or is made as of an earlier date, in which case such representation and warranty shall have been and be true and correct as of such earlier specified date. Certain of the representations and warranties of the Company contained in the section titled “Absence of Certain Changes or Events” in the Business Combination Agreement shall have been true and correct in all respects as of the date of the Business Combination Agreement. The representations and warranties in the section titled “Capitalization” in the Business Combination Agreement shall have been true and correct in all respects except for de minimis inaccuracies as of the date of the Business Combination Agreement and as of the Closing Date as though made on and as of such date (except to the extent any changes that reflect actions permitted in accordance with the section titled “Conduct of Business by the Company” in the Business Combination Agreement and except to the extent that any such representation or warranty expressly was or is made as of an earlier date, in which case such representation and warranty shall have been and be true and correct as of such specified date) or except where the failure of such representations and warranties to have been or be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional liability to the Company, OpCo, CRIS, SPAC Sub or any of their respective affiliates. The other representations and warranties of the Company contained in the Business Combination Agreement shall have been true and correct in all respects (without giving effect to any “materiality,” “EVgo Material Adverse Effect” (as defined in the Business Combination Agreement) or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation or warranty expressly was or is made as of an earlier date, in which case such representation and warranty shall have been and be true and correct as of such earlier date), except where the failures of any such representations and warranties to have been or be so true and correct would not reasonably be expected to have an EVgo Material Adverse Effect;

●	each EVgo Party shall have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by such EVgo Party on or prior to the Closing;

●	the Company shall have delivered to CRIS a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

●	no EVgo Material Adverse Effect shall have occurred and be continuing between the date of the Business Combination Agreement and the Closing Date;

●	Holdings shall have delivered to CRIS and OpCo certain specified documents.

The obligations of Holdings and the Company to consummate the business combination are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

●	the representations and warranties of CRIS and SPAC Sub contained in the sections titled (a) “Corporate Organization,” (b) “Authority Relative to this Agreement” and (c) “Brokers” in the Business Combination Agreement shall each have been true and correct in all material respects as of the date of the Business Combination Agreement and as of the Closing Date, except to the extent that any such representation or warranty expressly was or is made as of an earlier date, in which case such representation and warranty shall have been and be true and correct as of such earlier specified date. Certain of the representations and warranties of CRIS and SPAC Sub contained in the section titled “Absence of Certain Changes or Events” in the Business Combination Agreement shall have been true and correct in all respects as of the date of the Business Combination Agreement. The representations and warranties in the section titled “Capitalization” in the Business Combination Agreement shall have been true and correct in all respects except for de minimis inaccuracies as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent any changes that reflect actions permitted in accordance with the section titled “Conduct of Business by CRIS and SPAC Sub” in the Business Combination Agreement and except to the extent that any such representation or warranty expressly was or is made as of an earlier date, in which case such representation and warranty shall have been and be true and correct as of such specified date), except where the failure of such representations and warranties to have been or be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional liability to the Company, OpCo, CRIS, SPAC Sub or any of their respective affiliates. The other representations and warranties of CRIS and SPAC Sub contained in the Business Combination Agreement shall have been true and correct in all respects (without giving effect to any “materiality,” “CRIS Material Adverse Effect” (as defined in the Business Combination Agreement) or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation or warranty expressly was or is made as of an earlier date, in which case such representation and warranty shall have been and be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, would not reasonably be expected to have a CRIS Material Adverse Effect;

●	each of CRIS and SPAC Sub shall have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Closing;

●	CRIS shall have delivered to the Company a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

●	the amount of funds held in the Trust Account (net of any cash proceeds required to satisfy an exercise of redemption rights by CRIS’s public stockholders in accordance with CRIS’s existing amended and restated certificate of incorporation and the payment of any deferred underwriting fees held in the Trust Account in connection with the IPO payable to the underwriters upon consummation of a business combination) shall not be less than $115,000,000;

●	no CRIS Material Adverse Effect shall have occurred and be continuing between the date of the Business Combination Agreement and the Closing Date;

●	CRIS shall have made all necessary and appropriate arrangements with Continental Stock Transfer & Trust Company, acting as trustee, to have all of the funds in the Trust Account disbursed to CRIS immediately prior to the Closing, and all such funds released from the Trust Account shall be available for immediate use to CRIS in respect of all or a portion of certain payment obligations set forth in the Business Combination Agreement and the payment of CRIS’s fees and expenses incurred in connection with the Business Combination Agreement and the business combination;

●	CRIS shall have provided evidence that (i) all letters of credit, guarantees, surety bonds, equity commitment letters, cash collateral, third party indemnification or payment agreements and other credit support to take effect on the Closing Date as is required to replace outstanding credit support of the EVgo Parties pursuant to and in accordance with the Business Combination Agreement has been put in place and will become effective as of the Closing and (ii) all existing credit support shall have been released at the Closing, in each case to the Company’s reasonable satisfaction;

●	CRIS and SPAC Sub shall have delivered to Holdings and OpCo certain specified documents.

Termination

The Business Combination Agreement may be terminated and the business combination may be abandoned at any time prior to the Closing, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the business combination by the equityholders of the Company or the stockholders of CRIS, as follows:

●	by mutual written consent of CRIS and the Company;

●	by CRIS or the Company, if (i) the Closing has not occurred prior to the date that is 180 days after the date of the Business Combination Agreement (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a condition to the business combination on or prior to the Outside Date; (ii) any governmental authority in the United States has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the business combination illegal or otherwise preventing or prohibiting consummation of the business combination; or (iii) certain of the proposals put to CRIS’s stockholders fail to receive the requisite vote for approval at the special meeting; provided, however, that the Business Combination Agreement may not be terminated pursuant to clause (iii) by or on behalf of CRIS if, directly or indirectly, through its affiliates, CRIS is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of the conditions set forth under the section titled “Conditions to the Obligations of Each Party – SPAC Stockholders’ Approval” of the Business Combination Agreement;

●	by CRIS if there is an occurrence of a material breach of any representation, warranty, covenant or agreement on the part of the EVgo Parties set forth in the Business Combination Agreement, or if any representation or warranty of the Company has become untrue, in either case such that certain conditions set forth in the Business Combination Agreement would not be satisfied at the Closing (“Terminating EVgo Breach”); provided that CRIS has not waived such Terminating EVgo Breach and CRIS and SPAC Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating EVgo Breach is curable by such EVgo Party, CRIS may not terminate the Business Combination Agreement under this proviso for so long as the applicable EVgo Party continues to exercise its commercially reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach is provided by CRIS to the EVgo Parties and the Outside Date; or

●	by Holdings if there is an occurrence of a material breach of any representation, warranty, covenant or agreement on the part of CRIS and SPAC Sub set forth in the Business Combination Agreement, or if any representation or warranty of CRIS and SPAC Sub will have become untrue, in either case such that certain conditions set forth in the Business Combination Agreement would not be satisfied at the Closing (“Terminating SPAC Breach”); provided that Holdings has not waived such Terminating SPAC Breach and the EVgo Parties are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating SPAC Breach is curable by CRIS and SPAC Sub, Holdings may not terminate the Business Combination Agreement under this proviso for so long as CRIS and SPAC Sub continue to exercise their commercially reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach is provided by CRIS to the EVgo Parties and the Outside Date.

Effect of Termination

If the Business Combination Agreement is terminated pursuant to one of the events described above, such agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party to the Business Combination Agreement, except as set forth in the applicable provisions of the Business Combination Agreement or in the case of any willful and material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed as an exhibit to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about CRIS, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by CRIS, the Company and SPAC Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about CRIS, the Company or SPAC Sub.

Sponsor Agreement

On January 21, 2021, CRIS, Climate Change Crisis Real Impact I Acquisition Holdings, LLC, a Delaware limited liability company (the “Sponsor”), certain members of CRIS’ management team, including certain officers and directors (the “founder stockholders”), OC III LVS IX LP, a Delaware limited partnership (“OC LP”) and TOCU XXXVII LLC, a Delaware limited liability company (“TOCU LLC” and, together with OC LP, the “Co-Investors”) entered into a letter agreement (the “Sponsor Agreement”) with the Company, pursuant to which the Sponsor, the founder stockholders and the Co-Investors agreed, among other things, to vote all of their shares of common stock held or subsequently acquired by them in favor of the approval of the business combination.

In addition, the Sponsor Agreement contains provisions pertaining to the 5,750,000 shares of Class B common stock held by CRIS’s founder stockholders to be converted on a one-for-one basis into shares of Class A common stock in connection with consummation of the business combination (the “founder shares”), including provisions that (a) subject 4,312,500 founder shares to a lock-up following the closing of the business combination until the earlier of (i) 12 months following the closing of the business combination, (ii) the date on which the volume weighted average price per share of the Class A common stock equals or exceeds $12.00 per share for 20 out of 30 consecutive trading days commencing at least 150 days following the closing of the business combination or (iii) certain change of control transactions, and (b) subject 1,437,500 founder shares held by the initial stockholders to potential forfeiture as follows (i) 718,750 shares will be forfeited if shares of Class A common stock does not trade at a volume weighted average price per share equal to or greater than $12.50 for 20 out of 30 consecutive trading days within the five years following closing of the business combination and (ii) 718,750 shares will be forfeited if shares of Class A common stock does not trade at a volume weighted average price per share equal to or greater than $15.00 for 20 out of 30 consecutive trading days within the five years following closing of the business combination. Any founder shares still subject to possible forfeiture will continue to be subject to the trading restrictions applicable to founder shares in the letter agreement signed by CRIS in connection with its IPO.

The foregoing description of the Sponsor Agreement is qualified in its entirety by reference to the full text of the form of Sponsor Agreement, a copy of which is filed as Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, on January 21, 2021, CRIS entered into separate subscription agreements (the “Subscription Agreements”) with a number of investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase, and CRIS has agreed to sell to the PIPE Investors, an aggregate of 40,000,000 shares of Class A common stock (the “PIPE Shares”), for a purchase price of $10.00 per share, or an aggregate purchase price of $400,000,000, in a private placement (the “PIPE”).

Each Subscription Agreement contains customary representations and warranties of CRIS, on the one hand, and the applicable PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the business combination. The purpose of the PIPE is to raise additional capital for use by EVgo following the Closing.

Pursuant to the Subscription Agreements, CRIS agreed that, within 30 calendar days after the Closing Date (the “Filing Deadline”), CRIS will file with the Securities and Exchange Commission (the “SEC”) (at CRIS’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and CRIS will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies CRIS that it will “review” the PIPE Resale Registration Statement) following the Filing Deadline and (ii) the 5th business day after the date CRIS is notified (orally or in writing, whichever is earlier) by the SEC that the PIPE Resale Registration Statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is filed included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Agreements to be Executed at Closing

The Business Combination Agreement also contemplates the execution by the parties of various agreements at the Closing, including, among others, the below.

OpCo A&R LLC Agreement

On the Closing Date, OpCo, CRIS, SPAC Sub and Holdings will enter into the OpCo A&R LLC Agreement. The OpCo A&R LLC Agreement will provide that each Holdings OpCo Unit, together with one share of Class B common stock, will be redeemable, subject to certain conditions, for either one share of Class A common stock, or, at OpCo’s election, the cash equivalent to the market value of one share of Class A common stock, pursuant to and in accordance with the terms of the OpCo A&R LLC Agreement.

The foregoing description of the OpCo A&R LLC Agreement is qualified in its entirety by reference to the full text of the form of OpCo A&R LLC Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Tax Receivable Agreement

In connection with the business combination, CRIS and SPAC Sub will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with Holdings. The Tax Receivable Agreement generally will provide for the payment by CRIS, SPAC Sub or any of their subsidiaries (other than OpCo and its subsidiaries) (the “CRIS Group”) to certain holders of OpCo Units of 85% of the net cash savings, if any, in U.S. federal, state and local income tax and franchise tax that the CRIS Group actually realizes (or is deemed to realize in certain circumstances) in periods after the business combination as a result of (i) certain increases in tax basis that occur as a result of the CRIS Group’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of the OpCo Units pursuant to the business combination or the exercise of the redemption or call rights set forth in the OpCo A&R LLC Agreement and (ii) imputed interest deemed to be paid by the CRIS Group as a result of, and additional tax basis arising from, any payments CRIS makes under the Tax Receivable Agreement. The CRIS Group will retain the benefit of the remaining 15% of these net cash savings.

The Tax Receivable Agreement will generally provide for payments to be made as the CRIS Group realizes actual cash tax savings in periods after the business combination from the tax benefits covered by the Tax Receivable Agreement. However, the Tax Receivable Agreement will provide that if the CRIS Group elects to terminate the Tax Receivable Agreement early (or it is terminated early due to the CRIS Group’s failure to honor a material obligation thereunder or due to certain mergers, asset sales, other forms of business combinations or other changes of control), the CRIS Group will be required to make an immediate payment equal to the present value of the anticipated future payments to be made by it under the Tax Receivable Agreement (based upon certain assumptions and deemed events set forth in the Tax Receivable Agreement).

The foregoing description of the Tax Receivable Agreement is qualified in its entirety by reference to the full text of the form of Tax Receivable Agreement, a copy of which is included as Exhibit F to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Nomination Agreement

On the Closing Date, CRIS, Holdings and each other principle stockholder to be named therein (collectively, the “Principal Stockholders”) will enter into a nomination agreement (the “Nomination Agreement”). The Nomination Agreement will provide that upon closing of the Business Combination, the board of directors of CRIS will consist of nine directors, divided into three classes serving staggered three-year terms.

The Nomination Agreement will provide that: (i) for so long as the Principal Stockholders beneficially own a number of shares of common stock representing at least 50% of the number of shares of common stock of CRIS held by the Principal Stockholders on the Closing Date (the “Initial Share Ownership”), the Principal Stockholders will have the right to nominate five (5) directors to the board of directors of CRIS; (ii) for so long as the Principal Stockholders beneficially own a number of shares of common stock representing less than 50% of the Initial Share Ownership but at least 40% of the outstanding shares of common stock at any time, the Principal Stockholders will have the right to nominate four (4) directors to the board of directors of CRIS; (iii) for so long as the Principal Stockholders beneficially own a number of shares of common stock representing less than 40% of the Initial Share Ownership but at least 30% of the outstanding shares of common stock at any time, the Principal Stockholders will have the right to nominate three (3) directors to the board of directors of CRIS; for so long as the Principal Stockholders beneficially own a number of shares of common stock representing less than 30% of the Initial Share Ownership but at least 15% of the outstanding shares of common stock at any time, the Principal Stockholders will have the right to nominate two (2) directors to the board of directors of CRIS; and (iv) for so long as the Principal Stockholders beneficially own a number of shares of common stock representing less than 15% of the Initial Share Ownership but at least 2.5% of the outstanding shares of common stock at any time, the Principal Stockholders will have the right to nominate one (1) director to the board of directors of CRIS. At any time any of the foregoing provisions described in this paragraph are in effect, the Principal Stockholders may require that the chairperson of the board of directors be one of the Principal Stockholders’ nominees.

The Nomination Agreement will also provide that each Principal Stockholder will not Transfer (as defined in the Nomination Agreement) any shares of Class A common stock issuable upon exchange of any OpCo Units held by such Principal Stockholder (the “Lock-Up Shares”) until the earlier of (i) 180 days after the Closing, and (ii) subsequent to the Closing, the date the VWAP (as defined in the Nomination Agreement) of the Class A common stock equals or exceeds $12.00 per share for any 20 Trading Days (as defined in the Nomination Agreement) within any 30-Trading Day period or (y) the date following the Closing on which CRIS completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction with a third party that results in all of CRIS’s stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property.

The foregoing description of the Nomination Agreement is qualified in its entirety by reference to the full text of the form of Nomination Agreement, a copy of which is included as Exhibit I to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

At the Closing, CRIS, the Sponsor and CRIS’s other founder stockholders will terminate the existing registration rights agreement and will enter into a new registration rights agreement (the “Registration Rights Agreement”) with Holdings (together with the Sponsor, CRIS’s other founder stockholders and any person or entity who becomes a party to the Registration Rights Agreement, the “Holders”) that will grant certain resale registration rights with respect to (a)  warrants to purchase shares of Class A common stock previously issued to the Sponsor in a private placement concurrent with the closing of CRIS’s IPO (the “Private Placement Warrants”) (including any shares of Class A common stock issued or issuable upon the exercise of any Private Placement Warrants), (b) shares of common stock issued or issuable upon conversion of any founder shares, (c) any outstanding shares of Class A common stock held by a Holder as of the date of the Registration Rights Agreement, (d) any shares of Class A common stock issued or issuable upon exchange of OpCo Units and shares of Class B common stock held by a Holder as of the date of the Registration Rights Agreement, and (e) any other equity security of CRIS issued or issuable with respect to any such shares of common stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”), subject to the terms and conditions set forth in the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, CRIS will agree to file with the SEC within 15 business days after the Closing a registration statement registering the resale of all Registrable Securities permitted to be registered for resale from time to time pursuant to the applicable rules and regulations under the Securities Act of 1933, as amended (the “Securities Act”). CRIS will use its reasonable best efforts to cause the registration statement to be become effective and remain effective, in accordance with the Registration Rights Agreement. Additionally, CRIS will agree that, as soon as reasonably practicable after CRIS is eligible to register the Holders’ securities on a registration statement on Form S-3, CRIS will file a new registration statement with the SEC (at CRIS’s sole cost and expense) and CRIS will use its reasonable best efforts to cause such new registration statement become effective and remain effective, in accordance with the Registration Rights Agreement. The Registration Rights Agreement also provides the Holders with certain customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the terms of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Class B common stock is incorporated by reference herein. The shares of Class B common stock to be issued pursuant to the Business Combination Agreement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Class A common stock in the PIPE is incorporated by reference herein. The PIPE Shares that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 22, 2021, CRIS and EVgo issued a joint press release announcing the execution of the Business Combination Agreement and announcing that CRIS and EVgo will hold a conference call on January 22, 2021 at 8:30 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The script that CRIS and EVgo intend to use for the Conference Call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Furnished as Exhibit 99.3 to this Current Report on Form 8-K is the form of investor presentation that will be used by CRIS with respect to the business combination.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, CRIS intends to file preliminary and definitive proxy statements with the SEC. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of CRIS as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of CRIS and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with CRIS’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about CRIS, EVgo and the proposed business combination. When available, the definitive proxy statement will be mailed to CRIS’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150 Princeton, NJ 08540, Attention: Secretary, telephone: (212) 847-0360.

Participants in the Solicitation

CRIS, EVgo, Holdings and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CRIS’s stockholders in connection with the business combination. CRIS’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CRIS in CRIS’s final prospectus filed with the SEC on September 30, 2020 in connection with CRIS’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CRIS’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that CRIS intends to file with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding CRIS’s proposed business combination with EVgo, CRIS’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management of CRIS and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CRIS or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CRIS or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CRIS’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CRIS’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CRIS’s or EVgo’s financial results is included from time to time in CRIS’s public reports filed with the Securities and Exchange Commission, as well as the preliminary and the definitive proxy statements that CRIS intends to file with the SEC in connection with CRIS’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CRIS’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CRIS nor EVgo presently know, or that CRIS and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CRIS’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. CRIS and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CRIS and EVgo may elect to update these forward-looking statements at some point in the future, CRIS and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CRIS’s or EVgo’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of January 21, 2021, by and among Climate Change Crisis Real Impact I Acquisition Corporation, CRIS Thunder Merger LLC, EVgo Holdings, LLC, EVgo HoldCo, LLC and EVGO OPCO LLC.

10.1	Form of Subscription Agreement.

99.1	Press Release dated January 22, 2021.

99.2	Conference Call Script.

99.3	Form of Investor Presentation.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. CRIS agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

	By:	/s/ John A. Cavalier
		Name:	John A. Cavalier
		Title:	Chief Financial Officer

Dated: January 22, 2021